Document and Entity Information	3 Months Ended
	Jun. 30, 2011	Jul. 22, 2011
Document and Entity Information
Entity Registrant Name	NEAH POWER SYSTEMS, INC.
Document Type	S-1
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Current Fiscal Year End Date	--09-30
Entity Common Stock, Shares Outstanding		124,030,594
Entity Filer Category	Smaller Reporting Company
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	No
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Central Index Key	0001162816

Consolidated Balance Sheets and Condensed Consolidated Balance Sheets (USD $)	Jun. 30, 2011		Sep. 30, 2010		Sep. 30, 2009
Current assets
Cash and cash equivalents	$ 411		$ 2,871		$ 20,223
Short-term notes receivable	35,000
Deferred financing costs, net					28,594
Prepaid expenses and other current assets	27,028		24,867		63,956
Total current assets	62,439		27,738		112,773
Property and equipment, net	15,478		22,919		43,919
Total assets	77,917		50,657		156,692
Current liabilities
Accounts payable	2,124,952		1,664,296		1,763,581
Accrued interest	756,243		551,711		139,098
Advances on stock subscriptions	304,500
Accrued expenses and other liabilities	672,309		478,446		382,341
Notes payable - related party			300,000		102,416
Notes payable, net of debt discount	1,106,242		1,130,043		1,776,299
Deferred revenue	189,500		189,500		189,500
Total current liabilities	5,153,746		4,313,996		4,353,235
Total liabilities	5,153,746		4,313,996		4,353,235
Stockholders' deficit
Preferred stock	127,200	[1]		[2]		[2]
Common stock and additional paid-in-capital	51,196,951	[3]	49,253,823	[4]	44,077,472	[5]
Accumulated deficit	(56,399,980)		(53,517,162)		(48,274,015)
Total stockholders' deficit	(5,075,829)		(4,263,339)		(4,196,543)
Total liabilities and stockholders' deficit	$ 77,917		$ 50,657		$ 156,692

[1]	5,000,000 shares authorized, Series A preferred stock and additional-paid-in capital, convertible, $0.001 par value, 2,500,000 shares designated, 2,312,727 shares issued and outstanding
[2]	5,000,000 shares authorized, Series A preferred sotck and additional-paid-in capital, convertible, $0.001 par value, 2,500,000 shares designated, 0 shares issued and outstanding
[3]	$0.001 par value, 500,000,000 shares authorized, 117,038,475 shares issued and 116,590,118 outstanding
[4]	$0.001 par value, 80,000,000 shares authorized, 59,175,376 shares issued and 53,229,325 outstanding
[5]	$0.001 par value, 80,000,000 shares authorized, 34,833,598 shares issued and 34,377,890 outstanding

Consolidated Balance Sheets (Paranthetical) and Condensed Consolidated Balance Sheets (Paranthetical) (USD $)	Jun. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Preferred Stock, Shares Authorized	5,000,000	5,000,000	5,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares Authorized	500,000,000	80,000,000	80,000,000
Common Stock, Shares, Issued	117,038,475	59,175,376	34,833,598
Common Stock, Shares, Outstanding	116,590,118	53,229,325	34,377,890
Preferred Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Series A Preferred Stock Designated	2,500,000	2,500,000	2,500,000
Preferred Stock, Shares Issued	2,312,727	0	0
Preferred Stock, Shares Outstanding	2,312,727	0	0

Consolidated Statement of Operations and Condensed Consolidated Statements of Operations (USD $)	3 Months Ended		9 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009
Revenues						$ 1,106,976
Operating expenses
Research and development expense	108,370	158,052	274,740	531,754	604,653	1,452,714
General and administrative expense	638,042	827,572	1,682,929	3,823,571	3,709,567	4,308,627
Operating loss from SolCool subsidiary					467,995
Total operating expenses	746,412	985,624	1,957,669	4,355,325	4,782,215	5,761,341
Loss from operations	(746,412)	(985,624)	(1,957,669)	(4,355,325)	(4,782,215)	(4,654,365)
Other expenses
Financing costs	(1,457)	(2,117)	(11,457)	(127,189)	(123,139)	(426,582)
Interest expense	(261,655)	(69,869)	(450,318)	(684,033)	(768,269)	(1,433,367)
Loss on extinguishment of debt	(203,774)	(116,053)	(463,374)	(116,053)
Gain on disposition of SolCool subsidiary					433,696
Other					(3,220)
Net loss	$ (1,213,298)	$ (1,173,663)	$ (2,882,818)	$ (5,282,600)	$ (5,243,147)	$ (6,514,314)
Basic and diluted loss per common share	$ (0.01)	$ (0.03)	$ (0.04)	$ (0.14)	$ (0.12)	$ (0.45)
Basic and diluted weighted average common shares outstanding	102,134,271	43,285,814	81,843,434	38,894,694	42,327,193	14,569,968

Consolidated Statement of Cash Flows and Condensed Consolidate Statements of Cash Flows (USD $)	9 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Sep. 30, 2010	Sep. 30, 2009
Cash flows from operating activities:
Net loss	$ (2,882,818)	$ (5,282,600)	$ (5,243,147)	$ (6,514,314)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	7,441	16,623	21,000	27,688
Amortization of deferred financing costs		127,189	123,139	426,582
Amortization of intangible assets		356,722	461,954
Gain on disposition of SolCool subsidiary			433,696
Share-based payments included in operating expenses	524,408	2,351,305	2,407,425	3,332,707
Issuance of note payable to related parties as consideration for consulting services		300,000	300,000
Non-cash forbearance fees on note payable				567,000
Amortization of debt discount	245,222	36,958	36,958	122,098
Shares issued in payment of interest on notes payable		286,026	304,026	563,727
Other			3,220	1,861
Loss on disposal of assets				263
Loss on extinguishment of debt	463,374	116,053
Changes in operating assets and liabilities, net of effects of business combination
Contract receivable				39,718
Prepaid expenses and other current assets	(2,161)	(5,266)	23,089	(4,108)
Accounts payable	685,990	213,770	241,235	114,513
Accrued expenses and other liabilities	398,394	342,432	514,330	303,300
Other			(461)
Net cash used in operating activities	(560,150)	(1,140,788)	(1,240,928)	(1,018,965)
Cash flows from investing activities:
Issuance of notes receivable	(35,000)			(16,000)
Cash payments for acquisition of SolCool (not returned on disposition)			(18,299)
Other		1,388
Net cash used (provided) by investing activities:	(35,000)	1,388	(18,299)	(16,000)
Cash flows from financing activities:
Issuance of common stock for cash, net of fees		937,586	1,064,998
Net proceeds from debentures	170,990	183,424	183,424	832,091
Advances on stock subscriptions	304,500
Exercise of warrants		869	869
Sale of Series A preferred stock	127,200			191,020
Principal payments on notes payable	(10,000)		(7,416)	(27,584)
Net cash provided by financing activities	592,690	1,121,879	1,241,875	995,527
Net change in cash and cash equivalents	(2,460)	(17,521)	(17,352)	(39,438)
Cash and cash equivalents, beginning of period	2,871	20,223	20,223	59,661
Cash and cash equivalents, end of period	411	2,702	2,871	20,223
Noncash investing and financing activities
Shares issued in connection with settlement of liabilities	1,116,583	1,207,759	1,323,813	35,000
Issuance of common stock for Solcool acquisition		245,148	245,148
Return of common stock on disposition of SolCool			(245,148)
Accounts payable financed with Note Payable		141,047	141,047
Shares issued for financing costs		75,221	75,221	364,128
Original issue discount on notes payable		28,123	28,213	130,843
Increase in note payable due to forbearance fee				567,000
Shares issued in partial payment of forebearance fee on note payable				327,000
Beneficial conversion feature notes payable	$ 302,137

Consolidated Statements of Stockholders' Deficit and Condensed Consolidated Statements of Stockholders' Deficit (USD $)	Total	Preferred Stock and APIC	Common Stock and APIC	Accumulated Deficit	Total Stockholders Deficit
Stockholders Equity, Beginning Balance at Sep. 30, 2008		$ 669,007	$ 38,594,883	$ (41,759,701)	$ (2,495,811)
Stockholders Equity (shares), Beginning Balance at Sep. 30, 2008		20,217,100	6,504,888
Sale of Series A preferred stock	191,020	191,020			191,020
Sale of Series A preferred stock (shares)		4,775,500
Conversion of Series A preferred stock to common stock		(860,027)	860,027
Conversion of Series A preferred stock to common stock (shares)		(24,992,600)	19,994,394
Shares issued in partial payment of forebearance fee on note payable	327,000		327,000		327,000
Shares issued in partial payment of forebearance fee on note payable (shares)			1,635,000
Shares issued in connection with settlement of liabilities	35,000		20,000		20,000
Shares issued in connection with settlement of liabilities (shares)			199,998
Common stock and warrants issued for services			127,252		127,252
Common stock and warrants issued for services (shares)			405,500
Compensation related to stock options, net of cancellations and forfeitures			3,205,455		3,205,455
Shares issued for financing costs	364,128		364,128		364,128
Shares issued for financing costs (shares)			1,620,470
Shares issued in payment of interest on notes payable	563,727		563,727		563,727
Shares issued in payment of interest on notes payable (shares)			1,955,050
Issuance of common stock pursuant to antidilution provisions of common stock purchase agreement and settlement of note payable			15,000		15,000
Issuance of common stock pursuant to antidilution provisions of common stock purchase agreement and settlement of note payable (shares)			1,950,000
Net loss	(6,514,314)			(6,514,314)	(6,514,314)
Stockholders Equity, Ending Balance at Sep. 30, 2009	(4,196,543)		44,077,472	(48,274,015)	(4,196,543)
Stockholders Equity (shares), Ending Balance at Sep. 30, 2009			34,265,300
Shares issued in connection with settlement of liabilities	1,323,813		1,323,813		1,323,813
Shares issued in connection with settlement of liabilities (shares)			8,401,429
Issuance of common stock for cash, net of fees	1,064,998		1,064,998		1,064,998
Issuance of common stock for cash, net of fees (shares)			7,881,636
Exercise of warrants	869		869		869
Exercise of warrants (shares)			26,058
Issuance of common stock for Solcool acquisition	245,148		245,148		245,148
Issuance of common stock for Solcool acquisition (shares)			476,187
Return of common stock on disposition of SolCool	(245,148)		(245,148)		(245,148)
Return of common stock on disposition of SolCool (shares)			(476,187)
Common stock and warrants issued for services			2,150,275		2,150,275
Common stock and warrants issued for services (shares)			1,808,176
Compensation related to stock options, net of cancellations and forfeitures			257,150		257,150
Shares issued for financing costs	75,221		75,221		75,221
Shares issued for financing costs (shares)			191,880
Shares issued in payment of interest on notes payable	304,026		304,025		304,025
Shares issued in payment of interest on notes payable (shares)			654,846
Net loss	(5,243,147)			(5,243,147)	(5,243,147)
Stockholders Equity, Ending Balance at Sep. 30, 2010	(4,263,339)		49,253,823	(53,517,162)	(4,263,339)
Stockholders Equity (shares), Ending Balance at Sep. 30, 2010			53,229,325
Sale of Series A preferred stock	127,200	127,200			127,200
Sale of Series A preferred stock (shares)		2,312,727
Shares issued in connection with settlement of liabilities	1,116,583		1,116,583		1,116,583
Shares issued in connection with settlement of liabilities (shares)			61,360,793
Common stock and warrants issued for services			173,891		173,891
Common stock and warrants issued for services (shares)			2,000,000
Compensation related to stock options, net of cancellations and forfeitures			350,517		350,517
Beneficial conversion feature on convertible debentures issued			302,137		302,137
Net loss	(2,882,818)			(2,882,818)	(2,882,818)
Stockholders Equity, Ending Balance at Jun. 30, 2011	$ (5,075,829)	$ 127,200	$ 51,196,951	$ (56,399,980)	$ (5,075,829)
Stockholders Equity (shares), Ending Balance at Jun. 30, 2011		2,312,727	116,590,118

XBRL Note - Statements of Stockholders' Deficit	3 Months Ended
Jun. 30, 2011
XBRL Note [Abstract]
XBRL Note Statements of Stockholders' Deficit [Text Block]

XBRL Note – Statements of Stockholders’ Deficit

Due to the combined nature of the filing, as it incorporates financial statements from the 10-K dated 9/30/2010 and 10-Q dated 6/30/2011, and the process by which XBRL tagging functions, on the ‘Consolidated Statements of Stockholders’ Deficit and Condensed Consolidated Statements of Stockholders’ Deficit’ the column titled ‘Total’, which is rendered automatically by the XBRL process, does not correctly incorporate all pertinent data.  The column titled ‘Total Stockholders Deficit’ has been incorporated to represent the totaled row data in its stead.

Accounting Policies	12 Months Ended
Sep. 30, 2010
Business Description and Accounting Policies [Text Block]

Note 1. Description of Business and Summary of Significant Accounting Policies

Organization - Neah Power Systems, Inc. was incorporated in the State of Nevada in February 2001, under the name Growth Mergers, Inc. In 2006, pursuant to terms of an Agreement and Plan of Merger as amended, a wholly-owned subsidiary of Growth Mergers, Inc., merged with and into Neah Power Washington. Following the merger, Growth Mergers, Inc. changed its name to Neah Power Systems, Inc. and became the parent corporation of Neah Power Washington. Neah Power Systems, Inc., together with its subsidiary, is referred to as the “Company” or “we”.

Business - We are engaged in the development and sale of renewable energy solutions. Our fuel cells are designed to replace existing rechargeable battery technology in mobile electronic devices and small-scale transportation vehicles. Our long-lasting, efficient and safe power solutions for these devices, such as notebook PCs, military radios, and other power-hungry computer, entertainment and communications products, use our patented, silicon-based design with higher power densities to enable lighter-weight, smaller form-factors and potentially lower costs. We have one operating segment. Our laboratory facilities and corporate office is located in Bothell, Washington.

Going Concern - The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of our company as a going concern. Since our inception, we have reported net losses, including losses of approximately  $5.2 million and  $6.5 million during the years ended September 30, 2010 and 2009, respectively, and we expect losses to continue in the near future as we grow and redeploy our operations. At September 30, 2010, we have a working capital deficit of  $4.3 million and an accumulated deficit of  $53.5 million. Net cash used by operating activities approximated  $1.2 million and  $1.0 million during the years ended September 30, 2010 and 2009, respectively. We have funded our operations through sales of common stock and to a lesser extent short-term borrowings. In this regard, during the fiscal year ended September 30, 2010, we raised approximately  $1.1 million through sales of our common stock and  $183,000 through note payable borrowings. Subsequent to our fiscal year ended September 30, 2010 we received approximately  $103,000 from investors in advances for equity or debt investment.

During the last half of 2010, funds raised though sales of common stock have not been sufficient to continue to support certain operating activities, which has led to postponement in the deployment of our business strategy and curtailment of research and development activities. We have significantly reduced the number of staff to reduce our operating costs, while we focus on raising capital. Without additional funding, our cash is estimated to support our operations only through the end of January 2011. These factors, and those of the preceding paragraph, raise substantial doubt about our ability to continue as a going concern.

We require additional financing to execute our business strategy and to satisfy our near-term working capital requirements. Our operating expenses will consume a material amount of our cash resources. Our management intends to raise additional financing to fund future operations and to provide additional working capital to further fund our growth. We are actively seeking to raise additional capital through the sale of shares of our capital stock. If management deems necessary, we might also seek additional funds through borrowings. There is no assurance that such financing will be obtained in sufficient amounts necessary or on terms favorable or on terms acceptable to us to meet our needs. In the event that we cannot obtain additional funds, on a timely basis or our operations do not generate sufficient cash flow, we may be forced to curtail our development or cease our activities.

The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

.

Use of estimates in the preparation of financial statements - Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The more significant accounting estimates inherent in the preparation of our consolidated financial statements include estimates as to the, valuation of equity related instruments and valuation allowance for deferred income tax assets.

Consolidation - The consolidated financial statements include the accounts of our company and our wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated.

Cash and cash equivalents - We consider all highly liquid investments purchased with maturities of three months or less to be cash equivalents. We place our cash balances with high credit quality financial institutions. At times, such balances may be in excess of the FDIC insurance limit. At September 30, 2010, no amounts were in excess of the FDIC limit.

Contingencies - Certain conditions may exist as of the date financial statements are issued, which may result in a loss but which will only be resolved when one or more future events occur or not occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to pending legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates that it is probable that a liability has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in our financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable would be disclosed.

Concentrations – All of our revenues in the year ended September 30, 2009 were from one customer. We had no revenues in 2010.

Fair value of financial instruments - We measure our financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and cash equivalents, accounts payable, notes payable, and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Property and Equipment - Property and equipment is stated at cost. Additions and improvements that significantly add to the productive capacity or extend the life of an asset are capitalized. Maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over three to five years. Leasehold improvements are amortized over the lesser of the estimated remaining useful life of the asset or the remaining lease term.

Impairment of Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. We have not recognized any impairment.

Income taxes - We account for income taxes using an asset and liability method which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts expected to be realized. We continue to provide a full valuation allowance to reduce our net deferred tax asset to zero, inasmuch as we have not determined that realization of deferred tax assets is more likely than not. The provision for income taxes represents the tax payable for the period and change during the period in net deferred tax assets and liabilities.

Revenue recognition - We recognize revenue when we have persuasive evidence of an arrangement, the services have been provided to the customer, the price for services is fixed and determinable, no significant unfulfilled obligations exist and collectability is reasonably assured. Contract revenues consist of amounts recorded from services provided to a single customer. Revenues earned under contracts are recognized as services are provided. Upfront payments received under contractual arrangements are deferred and recognized as revenue over the service period.

Research and Development Expense - Research and development costs are expensed as incurred.

Share based compensation - We use the Black-Scholes-Merton option pricing model as our method of valuation for stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. The Black-Scholes-Merton option pricing model requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized on a straight-line basis over the applicable vesting period (deemed the requisite service period) based on the fair value of such stock-based awards on the grant date.

Net loss per share - Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Common stock equivalents are excluded as the effect would be anti-dilutive due to our net losses. The following numbers of shares have been excluded from net loss per share computations for the years ended September 30, 2010 and 2009:

	2010	2009
Convertible debt	54,488	292,039
Common stock options	3,936,760	2,862,745
Common stock purchase warrants	974,474	636,832

Recent Accounting Pronouncements –

In 2007, the FASB issued guidance regarding “Business Combinations’ which replaces previous guidance. The new provisions establish principles and requirements for how the acquirer recognizes and measures identifiable assets acquired, liabilities assumed, any noncontrolling interest and goodwill acquired, and also provide for disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Additional amendments address the recognition and initial measurement, subsequent measurement, and disclosure of assets and liabilities arising from contingencies acquired as part of a business combination. The newly issued guidance is effective for fiscal years beginning after December 15, 2008 and is applied prospectively to business combinations completed on or after that date. The provisions are effective for our fiscal year ended September 30, 2010 and we applied the guidance in preparing our September 30, 2010 consolidated financial statements.

In 2009, the FASB issued guidance regarding “Measuring Liabilities at Fair Value”, which amends “Fair Value Measurements and Disclosures”, and provides clarification for the valuation techniques available when valuing a liability when a quoted price for an identical liability is not available, and clarifies that no adjustment is necessary related to the existence of restrictions that prevent the transfer of the liability. The amendments in this update require the use of valuation techniques that use the quoted price of an identical liability when traded as an asset, or quoted prices for similar liabilities or similar liabilities when traded as assets. The guidance is effective for the first reporting period, including interim periods, beginning after issuance on August 26, 2009, and is effective for our fiscal year ended September 30, 2010. Expanded disclosures related to significant transfers in and out of Level 1 and Level 2, and the requirement related to the presentation of the Level 3 reconciliation are not applicable us at September 30, 2010, as we had no transfers in valuation levels or Level 3 financial assets and liabilities.

In October 2009, the Financial Accounting Standards Board (“FASB”) issued a new accounting standard which provides guidance for arrangements with multiple deliverables. Specifically, the new standard requires an entity to allocate consideration at the inception of an arrangement to all of its deliverables based on their relative selling prices. In the absence of vendor-specific objective evidence or third-party evidence of the selling prices, consideration must be allocated to the deliverables based on management’s best estimate of the selling prices. In addition, the new standard eliminates the use of the residual method of allocation. In October 2009, the FASB also issued a new accounting standard which changes revenue recognition for tangible products containing software and hardware elements. Specifically tangible products containing software and hardware that function together to deliver the tangible products’ essential functionality are scoped out of the existing software revenue recognition guidance and will be accounted for under the multiple –element arrangements revenue recognition accounting guidance. We adopted these new standards in the first quarter of 2010 using the prospective method, and the adoption did not have a material impact on our consolidated financial statements.

Business Combinations	12 Months Ended
Sep. 30, 2010
Schedule of Business Acquisitions, by Acquisition [Table Text Block]

Note 2. SolCool One, LLC Acquisiton and Disposition

SolCool One, LLC

We acquired SolCool One, LLC (" SolCool"), a supplier of direct current solar air-conditioning systems for off-the-grid applications, and took effective control on January 13, 2010. We issued 476,187 shares of our common stock to the members of SolCool as consideration for the acquisition of all the membership units of SolCool. Shares issued were recorded at fair value of approximately  $245,000, based on the closing price of our common stock on the acquisition date. The total purchase consideration transferred was  $275,000, which included  $30,000 of funds previously advanced to SolCool, which was allocated as follows (in thousands):

Assets:		Liabilities and net assets acquired:

Cash and cash equivalents	$1	Accounts payable and accrued liabilities	$439
Identifiable intangible assets	713	Net assets acquired	275
	$714		$714

The acquisition of SolCool is accounted for using the acquisition method under accounting guidance issued by the FASB, with January 13, 2010 being the acquisition date when we obtained control. This accounting guidance requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. Portions of the purchase price have been allocated to intangible assets, which were identified by management as SolCool’s distribution network and customer relationships. The fair values of identifiable intangible assets were determined using the income approach. Estimated lives of intangible assets were determined to be one year and were based on factors including, among others, the expected use of the assets, effects of demand, competition and the level of funding required to obtain the expected future cash flows from the assets.

On August 23, 2010, we agreed to unwind the transaction by cancelling all shares of our common stock issued to SolCool’s members and returning the stock certificates representing the membership units of SolCool to SolCool’s members. In connection with accounting for the unwind transaction we unrecognized assets and liabilities of  $251,000 and  $440,000, respectively, and recorded the reacquired shares at the same amount recorded at the acquisition date, or  $245,000, which resulted in recording a gain on disposition of  $434,000. The net effect on operations of the acquisition and subsequent disposition of SolCool is approximately  $34,000 for the year ended September 30, 2010, which represents the amount of cash paid for the acquisition as well as advances made to SolCool during the period we owned them that we will not recover. We are currently in the process of exchanging the stock certificates. As of September 30, 2010, we had received approximately 50% of the shares of our common stock that we had issued to the members of SolCool.

SolCool’s operating results from the acquisition date through the unwind date, comprised of amortization expense of  $462,000 and  $6,000 of other expense, is included in our consolidated statement of operations for the fiscal year ended September 30, 2010.

Property, Plant, and Equipment	12 Months Ended
Sep. 30, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

Note 3. Property and Equipment

Property and equipment consisted of the following at September 30 (in thousands):

	2010	2009
Laboratory equipment	$1,344	$1,344
Computer hardware and software	165	165
Leasehold improvements	580	580
Total property and equipment	2,089	2,089
Accumulated depreciation and amortization	(2,066)	(2,045)
Property and equipment, net	$23	$44

Payables and Accruals	12 Months Ended
Sep. 30, 2010
Disclosure Text Block Supplement [Abstract]
Accounts Payable, Accrued Liabilities, and Other Liabilities Disclosure, Current [Text Block]

Note 4. Accrued Expenses

Accrued expenses consisted of the following at September 30 (in thousands):

	2010	2009
Accrued compensation and related expenses	$365	$312
Other accrued liabilities	113	70
Total	$478	$382

Notes Payable Fairvalue Disclosure	12 Months Ended
Sep. 30, 2010
Notes Payable Fairvalue Disclosure [Abstract]
Notes Payable Fairvalue Disclosure [Text Block]

Note 5. Notes Payable

2007 Notes payable - In November 2007, we received net proceeds of  $465,000 and issued to CAMHZN Master LDC (“CAMHZN”) (the “Lender”) a  $500,000 12% convertible secured promissory note, which was amended in May 2008 to mature in September 2008. We entered into an amended loan agreement, whereby the Lender agreed to forbear from exercising any remedies available under the loan documents or applicable law through March 2009, and in exchange, we agreed to pay a fee of  $567,000 which was added to the principal balance of the loan and payable in cash or stock at our discretion. In February 2009, we released to the Lender 1,635,000 shares held by the Lender as collateral shares valued at  $327,000 based on the closing price of our common stock on the release date, which was recorded as a partial payment of the fee. In March 2010, we received a letter from the Lender stating that we were in default on the outstanding note. We are contesting the default notice and are disputing the validity of, among other things, the fee which was added to the note balance, and treatment of release of shares as a reduction of the fee. We have not reflected any change to previous accounting treatment for the transactions given the uncertainty regarding the ultimate resolution of these matters. To the extent new facts become known or ultimate settlement of this note occurs, the impact of the change will be reflected in the consolidated financial statements at that time. On July 22, 2010, we entered into an agreement with the Lender pursuant to which we agreed to issue 240,000 shares of our common stock to the Lender. In exchange, the Lender agreed to (i) limit the number of shares of our common stock that it would sell; (ii) return any excess shares after sales proceeds received equal the unpaid principal and accrued and unpaid interest due under the note; and (iii) rescind for a minimum of thirty days from the date of the agreement the notice of default delivered to us in March 2010. These shares, valued at  $18,000, were recorded as interest expense during the year ended September 30, 2010.

As of September 30, 2010 and 2009, we have recorded  $740,000 as the note balance outstanding and  $361,000 and  $117,000, respectively, in accrued interest. The stated interest rate upon the event of default is the lower of 110% or the statutory maximum. We have recorded interest expense effective from the maturity dates of the notes at a rate of 25% which is the maximum rate that can be applied to these loans under New York State law.

2008 Notes Payable - In 2008, we entered into an agreement with one of our vendors, whereby the accounts payable balance owed was converted to an unsecured note payable, due in eight equal payments of  $12,500 beginning in August 2008. At September 30, 2010 and 2009 the balance outstanding was  $89,000, does not accrue interest, and is past due.

2009 Notes Payable - In February 2009, we entered into a Securities Purchase Agreement ( with amendments, the “Agreement”) with each of Agile Opportunity Fund, LLC and Capitoline Advisors Inc. (the “Investors”) pursuant to which we subsequently received funding through the issuance of promissory notes (the “Notes”) in the aggregate amount of approximately  $1.1 million and an aggregate purchase price of  $920,000, with a maturity date of August 12, 2009 and prepaid interest at the rate of 18% per annum. The Notes are convertible into shares of our common stock at a conversion price of  $3.33 per share, at the discretion of the note holder, and were subject to down-round adjustment to conversion price based on future common stock issuances. In February 2010, the Notes were amended, effective September 30, 2009, to eliminate future down-round adjustments. The Notes are collateralized by a pledge of all our assets and, upon conversion, have certain piggyback registration rights. In October 2009, we entered into an amendment to the Agreement whereby we issued 10,000,000 shares of our common stock to be held as additional collateral for the Notes.

During the years ended September 30, 2010 and 2009, we issued notes under the agreement to investors in the aggregate face amounts of  $169,000 and  $825,000, respectively, with Original Issue Discount (“OID”) amounts of  $28,000 and  $131,000, respectively, for total face amount of the Notes of  $197,000 and  $956,000, respectively. The value of the OID was recorded as debt discount and has been amortized in its entirety as interest expense as of September 30, 2010.

In consideration for the Notes issued during the years ended September 30, 2010 and 2009, 391,000 common shares, valued at  $267,000 and 1,620,000 common shares valued at  $364,000, respectively, were issued under the terms of the Securities Purchase Agreement and amendments. This has been recorded as financing costs and has been amortized over the term of the Notes. Under the terms of the agreement for the years ended September 30, 2010 and 2009, 115,000 additional shares valued at  $94,000 and 1,869,000 additional shares valued at  $455,000 are also issuable and have been recorded as interest expense.

In April 2010, we received a letter from the Investors stating that we were in default under the Agreement and demanding payment of approximately  $1.4 million for principal and interest due under the Notes. In conjunction with the notice of default, the Investors foreclosed on 4,502,306 shares of the 10,000,000 shares of our common stock held as collateral to be applied against the principal of the Notes. The remaining 5,497,694 collateral shares have been recorded as issued, but not outstanding. The shares released to the Investors were recorded at  $991,000 based on the closing price of our common stock on the release date and have been applied against the balance of the Notes. In October 2010, the Investors foreclosed on an additional 1,600,000 shares valued at  $61,000.

As of September 30, 2010 and 2009, we recorded  $165,000 and  $955,000, respectively, in principal due Agile and Capitoline as notes payable on the consolidated balance sheets. We recorded  $185,000 and  $21,000 in accrued interest as of September 30, 2010 and 2009, respectively. The stated interest rate upon the event of default is the lower of 36% or the statutory maximum. We have recorded interest expense effective from the maturity dates of the notes at a rate of 25% which is the maximum rate that can be applied to these loans under New York State law.

Other 2009 Notes Payable – In September and October 2009, we received funds from a private investor related to one of our investors, in the aggregate face amounts of  $100,000 and  $25,000, respectively, and accruing interest at a 6% annual rate. In June 2010, we paid the notes and accrued interest in full by the issuance of our common stock.

February 2010 Notes Payable – In February 2010, we entered into an agreement with one of our professional service providers, whereby our accounts payable balance of  $141,000 owed was converted to a 6% note payable due June 1, 2010. As of September 30, 2010, the principal balance was  $136,000, accrued interest was  $5,000, and amounts are past due.

June 2010 Notes Payable - In June 2010, we entered into an advisory services agreement with Summit Trading Limited (“Summit”), whereby they will identify, introduce, engage, and compensate investor relations and/or public relations firms on our behalf. Under the terms of this agreement as consideration for those services, we issued a non-interest bearing note payable in the amount of  $300,000 payable upon demand, which we recorded as general and administrative expense during the year ended September 30, 2010 as all services were provided by the investor during the year.

Equity	12 Months Ended
Sep. 30, 2010
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 6. Stockholders’ Equity

Preferred Stock - Our board of directors has the authority to designate and issue up to 5,000,000 shares of  $0.001 par value preferred stock in one or more series, and to fix and determine the relative economic rights and preferences of preferred shares any or all of which may be greater than the rights of our common stock, as well as the authority to issue such shares without further stockholder approval. As a result, our Board of Directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult. Preferred stock is designated 4,996,500 shares to Series A and 3,500 shares to Series B at September 30, 2010.

In 2008, our board of directors approved the issuance of a minimum of 7,500,000 shares of Series A preferred stock ("Series A") at a purchase price of  $0.04 per share. During the year ended September 30, 2009, we issued 4,775,500 shares of Series A and received  $191,000 in cash proceeds, net of financing costs. Additionally, during the year ended September 30, 2009, all outstanding shares of our Series A were converted into shares of our common stock.

Common Stock - We are authorized to issue up to 80,000,000 shares of  $0.001 par value common stock. Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of our common stock. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, the holders of shares of our common stock are entitled to receive dividends that are declared by our board of directors out of legally available funds. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in our net assets remaining after payment of liabilities, subject to prior rights of preferred stock, if any, then outstanding. Our common stock has no preemptive rights, conversion rights, redemption rights, or sinking fund provisions, and there are no dividends in arrears or in default. All shares of our common stock have equal distribution, liquidation and voting rights and have no preferences or exchange rights.

In January 2010, we entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with each of three investment firms (collectively, the “Investors”) under which each of the Investors committed to purchase up to  $5 million of our common stock. Under the terms of each Stock Purchase Agreement, from time to time until one year from the date of the Stock Purchase Agreement and at our sole discretion, we may present each of the Investors with a notice to purchase such common stock (the “Notice”). The Investors are obligated to purchase such common stock by the tenth trading day after the Notice date (the “Tranche Closing”), subject to certain defined conditions, including among others, a minimum closing price as a percentage of the closing price on the Notice date. As financing fees, we will issue to Investors, at each Tranche Closing, shares of our common stock equal to 20% of the number of common shares purchased at the Tranche Closing. In addition, we will pay fees to the Investors in the amount of 2% of the proceeds of each Tranche Closing. Notwithstanding any of the other provisions of this Agreement, and to provide some initial capital, each of the Investors purchased 250,000 shares of our common stock for  $250,000. During the year ended September 30, 2010, we received net proceeds of  $705,000 and issued 2,368,406 shares of common stock to one of the Investors. We did not receive funds from the other two investors under the terms of the Stock Purchase Agreement and we do not intend to issue any further tranche requests or issue any additional stock under the Stock Purchase Agreement.

In June 2010, we entered into two Stock Purchase and Subscription Agreements (the “Agreements”) with another investor under which we issued 2,986,667 shares of our common stock for net proceeds of  $112,000.

During the year ended September 30, 2010, we entered into a financing agreement, as amended, with another investor under which the investor agreed to purchase up to  $5 million of our common stock under certain limitations and conditions, including that a registration statement be effective for such shares after 1,015,000 shares of our common stock are purchased by the investor. Pursuant to the agreement we issued an additional 1,545,000 unregistered shares of which 1,500,000 are to be used as credit towards shares for advance notices. During the year ended September 30, 2010, we sold 2,510,000 shares of our common stock to the investor, based on the closing prices of our stock on the dates of issuance, for cash proceeds, net of financing fees, of  $201,000. In connection with the agreement, we also issued 100,000 shares, valued at  $37,000 based on the closing prices of our stock on the dates of issuance, in payment of financing fees.

As disclosed in Note 5, during the year ended September 30, 2010, we issued 507,000 shares of our common stock to holders of certain of our notes payable, and these lenders also foreclosed on 4,502,306 shares of the 10,000,000 shares of our common stock held by the lenders as collateral. In October an additional 1,600,000 shares were foreclosed upon. Additionally as disclosed in Note 5, we issued 240,000 shares of our common stock to the holder of certain of our notes payable, which were recognized as interest expense of  $18,000, based on closing market prices.

In May 2010, we issued 500,000 shares of our common stock, valued at  $40,000 to one of our members of our board of directors, in payment of an account balance owing for past public relations services.

In June 2010, we issued 3,333,000 shares of our common stock having value of  $247,000 based on closing market prices to a private investor related to one of our investors in exchange for payment in full of notes payable due in April 2010, which together with accrued interest totaled  $131,000. The excess of fair value over the recorded value of the obligations of  $116,000 has been recognized as a loss on extinguishment of debt during the year ended September 30, 2010.

During the year ended September 30, 2010, we issued 1,808,000 shares of our common stock having a value of approximately  $2.0 million based on closing market prices on dates of issuances, primarily in consideration for services provided which was recorded as general and administrative expense. During the year ended September 30, 2009, we issued approximately 396,000 shares of our common stock for services valued at approximately  $69,000 based on the market value of the stock, and issued approximately 200,000 shares of our common stock, valued at  $20,000, in connection with the settlement of outstanding accounts payable balances.

During the year ended September 30, 2010, we received  $43,000 from an investor in advance for security purchases, which has been recorded as a liability included in accrued expenses as of September 30, 2010 in the consolidated balance sheet.

Pursuant to the terms of our convertible note payable agreement with CAMZHN (see Note 5), in February 2009 we issued 1,635,000 shares of our common stock valued at  $327,000 based on the market value of the stock as a partial forbearance fee related to our note payable. In addition, pursuant to the terms of our convertible note payable agreements with Agile and Capitoline (see Note 5), during the year ended September 30, 2009, we issued 1,620,470 shares of our common stock valued at approximately  $364,100, based on the market value of the stock, for financing fees and 1,869,334 shares of our common stock valued at  $455,200, based on the market value of the stock, for interest.

In August 2009, we issued 1,950,000 additional shares of common stock to Summit pursuant to the terms of the anti-dilution clause of the agreement. Effective August 2009, the anti-dilution clause of the purchase agreement was terminated.

Long Term Incentive Compensation Plan – Our Long Term Incentive Compensation Plan ("the Plan") was adopted in 2006 and amended in 2008. Under the amended Plan, the maximum number of shares issuable is 6,000,000. The Plan is to continue for a term of ten years from the date of its adoption. The Plan is administered by our board of directors. We have granted stock options under the plan to employees, members of our board of directors, and advisors and consultants. No options have been exercised. Options are exercisable for ten years from date of grant. The following table summarizes stock option activity during the years ended September 30, 2009 and 2010:

	Options Outstanding	Weighted Average Exercise Price
Outstanding at September 30, 2008 (197,580 exercisable options)	232,595	$9.67
Grants	2,841,700	1.29
Forfeitures	(136,634)	6.36
Cancellations	(74,916)	8.99
Outstanding at September 30, 2009 (2,592,475 exercisable options)	2,862,745	$1.31
Grants	3,853,110	0.08
Forfeitures	(93,550)	1.35
Cancellations	(2,685,545)	1.28
Outstanding at September 30, 2010 (3,113,115 exercisable options)	3,936,760	$0.12

Of the 3,113,115 options available for exercise, 3,103,665 are conditional upon the increase in the number of our authorized shares of common stock.

The weighted average fair value of the options granted during the years ended September 30, 2010 and 2009 was  $0.08 and  $1.29 respectively, and the weighted average remaining contractual lives of outstanding options at September 30, 2010 was 9.7 years. For exercisable options as of September 30, 2010, the weighted average contractual term is also 9.7 years. As of September 30, 2010, we had approximately  $96,000 of total unrecognized compensation cost related to non-vested stock-based awards granted under all equity compensation plans. Total unrecognized compensation cost will be adjusted for any future changes in estimated forfeitures. We expect to recognize this cost in 2011.

As of September 30, 2010 and 2009, the aggregate intrinsic value of options outstanding, representing the excess of the closing market price of our common stock over the exercise price, is nil.

We determine the value of share-based compensation using the Black-Scholes fair value option-pricing model with the following weighted average assumptions for options and warrants granted during the years ended September 30:

	2010	2009
Risk free interest rate	2.3%	2.9%
Expected dividend yield	0.0%	0.0%
Volatility	226.78%	238.1%
Expected life in years	5.0	9.6

Share-based payments recognized as operating expense are as follows for the years ended September 30, 2010 and 2009:

	2010	2009
Common stock options	$257,150	$3,205,455
Common stock purchase warrants	157,305	59,383
Issuance of common stock	1,992,970	67,869
Total share based payments	$2,407,425	$3,332,707

Total share based payments were recorded as follows:
Research and development expense	34,258	86,346
General and administrative expense	2,373,167	3,246,361
	$2,407,425	$3,332,707

We awarded grants of restricted common stock to employees, net of cancellations, totaling nil and 9,000 shares and valued at approximately nil and  $25,200 for the years ended September 30, 2010 and September 30, 2009, respectively. All shares were fully vested and recognized as expense within their respective years.

In June 2010, we cancelled approximately 2,684,000 stock options previously issued to employees having a weighted average exercise price of  $1.28 and, in June 2010, we issued these employees an aggregate of approximately 2,976,000 new options having an exercise price of  $0.08 per share, which was equal to the fair value of our common stock on the date of grant. As a result of these transactions, which are being accounted for as a modification, the incremental value of the new options in excess of the value of the old options, was  $32,000 which is being recognized over the vesting period of the new options.

In September 2009, we cancelled approximately 75,000 stock options previously issued to employees having a weighted average exercise price of  $8.99 and, in September 2009 we issued these employees an aggregate of 2,376,250 new options having an exercise price of  $1.28 per share, which was equal to the fair value of our common stock on the date of grant. As a result of these transactions which are being accounted for as a modification, incremental value of the new options in excess of the value of the old options was  $2,697,000 which is being recognized over the vesting period of the new options.

Warrants – At September 30, 2010, there were warrants outstanding for the purchase of approximately 975,000 shares of our common stock at a weighted average exercise price of  $16.03 per share. During the year ended September 30, 2010, we issued warrants to purchase a total of approximately 402,000 shares of common stock at a weighted average exercise price of  $0.57 per share for services. Share-based compensation was calculated using the Black-Scholes model.

Warrants outstanding at September 30, 2010 expire at various dates from February 2011 to November 2014. A summary of warrant activity during the years ended September 30, 2009 and 2010 follows:

Warrants Outstanding
Outstanding at September 30, 2008	463,874
Grants	172,958
Outstanding at September 30, 2009	636,832
Grants	402,000
Exercised	(26,058)
Expired	(38,300)
Outstanding at September 30, 2010	974,474

Employee Stock Purchase Plan - In 2008, we adopted an Employee Stock Purchase Plan, under which the number of shares of common stock that may be sold shall not exceed, in the aggregate, 900,000 shares. No shares have been purchased under this plan

Commitment and Contingencies	12 Months Ended
Sep. 30, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

Note 7. Commitments and Contingencies

We were party to a development agreement with a customer to develop proof-of-concept fuel cell power source prototypes (Phase I) and, if successful and elected by the customer, the development of fuel cell power sources (Phase II). We received  $344,000 for Phase I services and recognized revenue of  $154,500 in 2004 upon completion of the initial Phase I requirement and deferred the balance of  $189,500 until services were provided and Phase I is complete. We believe Phase I was completed in 2009. However, customer acceptance has not yet occurred and the balance of  $189,500 has not yet been recognized as revenue.

Our corporate headquarters and laboratory facilities are leased under a lease agreement which expired in 2009. We currently lease on a month-to-month basis and intend to negotiate with the landlord for a lease extension. As of September 30, 2010, monthly minimum rental and related payments were approximately  $19,000 per month. Rental expense was approximately  $227,000 and  $192,000 for the years ended September 30, 2010 and 2009, respectively.

We included an expense of  $314,000 in our consolidated financial statements for the year ended September 30, 2008 pertaining to severance obligations and related costs related to our former Chairman, President and Chief Executive Officer, Paul Abramowitz, who resigned as President and CEO in January 2008 and as a director in April 2008. This amount is included in accounts payable at September 30, 2010 and 2009, however, we contest that any payment is due under our agreements with Mr. Abramowitz and, if successful, will have minimal or no liability for such amounts. Mr. Abramowitz has initiated a lawsuit against us in the Superior Court for the State of Washington styled Abramowitz v. Neah Power Systems, et al. (Case No. 10-2-3688-1 SEA) in which Mr. Abramowitz sued for breach of contract in the amount of  $275,000, plus interest, and willful failure to pay wages for which he seeks double damages or twice the amount of the wages allegedly withheld.

As disclosed in Note 5, we have received notices of default on various note payable obligations and are engaged in discussions with our creditors regarding these obligations.

In 2009, we entered into an agreement with an investment firm whereby the firm committed to purchase up to  $10 million of our preferred stock, from time to time through July 2010 and at our sole discretion. We did not receive funds from notices issued and the agreement has expired. In May 2010, we received a notice from the firm stating the firm was entitled to fees of  $500,000 pertaining to the agreement. We dispute this claim and will defend our rights vigorously. No amounts have been recorded for this contingency in these consolidated financial statements.

We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.

Income Taxes	12 Months Ended
Sep. 30, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 8. Income Taxes

We have recorded no provision or benefit for income taxes. The difference between tax at the statutory rate and no tax is primarily due to the full valuation allowance. The increase in the valuation allowance was approximately  $1.8 million during the year ended September 30, 2010, and  $2.3 million during the year ended September 30, 2009. A valuation allowance has been recorded in the full amount of total deferred tax assets as it has not been determined that it is more likely than not that these deferred tax assets will be realized. As of September 30, 2010, we have net operating loss carryforwards of approximately  $45.3 million, which begin to expire in 2023 and will continue to expire through 2030 if not otherwise utilized. Our ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant. Realization is dependent on generating sufficient taxable income prior to expiration. Further, as a result of ownership changes, we may be subject to annual limitations on the amount of net operating loss utilizable in any tax year.

Deferred income taxes represent the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities and related valuation allowances are as follows:

	September 30,
	2010	2009
Deferred tax assets
Net operating loss carryforwards	$15,398,000	13,770,000
Share-based compensation	2,139,000	2,174,000
R & D tax credit carryforwards	973,000	973,000
Other	326,000	156,000
Total deferred tax assets	18,836,000	17,073,000
Valuation allowance	(18,836,000)	(17,073,000)
Deferred tax assets, net of valuation allowance	$-	$-

We have identified our federal tax return as our “major” tax jurisdiction, as defined. Tax years since inception are subject to audit. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. No reserves for uncertain income tax positions have been recorded. Our policy for recording interest and penalties associated with uncertain income tax positions is to record such items as a component of interest expense.

Subsequent Events	12 Months Ended
Sep. 30, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]

Note 9. Subsequent Events

Subsequent to our fiscal year ended September 30, 2010, we have received approximately  $103,000 from investors in advances for equity or debt investment.

Subsequent to our fiscal year ended September 30, 2010, we have issued 18.0 million shares in connection with the extinguishment of debt to vendors and note holders totaling  $226,000.

In October 2010, certain notes payable holders, under the default terms of a securities purchase agreement, foreclosed on 1,600,000 of the 5,497,694 shares our common stock they held as collateral. The market value of the shares totaling  $61,000 has been applied against the balance due the note holders.

In November 2010, we entered into an agreement for services and issued 2.0 million shares, valued at  $60,000, as compensation.

In December 2010, we filed a certificate of correction with the Nevada Secretary of State to correct an error we made with respect to the implementation of our August 2009 increase in authorized common stock from 20 million shares to 80 million shares and 6 for 1 forward stock split. Our articles of incorporation, as amended, and the certificate of correction that we filed with the Nevada Secretary of State on December 16, 2010 are attached as Exhibits 3.1 and 3.2 to the amended Form 8-K filed with Security and Exchange Commission on December 21, 2010.

Subsequent to September 30, 2010, we awarded to employees, directors, and officers incentive stock options to purchase 7,440,000 shares of our common stock with an exercise price based on the market price on the date of approval by our board of directors. The exercise of these shares is conditional upon the increase in the number of our authorized shares of common stock.

Accounting Policies1	3 Months Ended
Jun. 30, 2011
Business Description and Accounting Policies1 [Text Block]

Note 1. Description of Business and Summary of Significant Accounting Policies

Organization - Our Company was incorporated in the State of Nevada in February 2001 and in 2006, merged with and into Neah Power Washington, and changed our name to Neah Power Systems, Inc. and became the parent corporation of Neah Power Washington. Neah Power Systems, Inc., together with its subsidiary, is referred to as the “Company” “we” “us” or “our”.

Business - We are engaged in the development and sale of renewable energy solutions. Our fuel cells are designed to replace existing rechargeable battery technology in mobile electronic devices and small-scale transportation vehicles. Our long-lasting, efficient and safe power solutions for these devices, such as notebook PCs, military radios, and other power-hungry computer, entertainment and communications products, use our patented, silicon-based design with higher power densities to enable lighter-weight, smaller form-factors and potentially lower costs. We have one operating segment. Our laboratory facilities and corporate office is located in Bothell, Washington.

In May 2011, we announced that we had signed a non-binding letter of intent to acquire privately-held Exigent Security Products, Inc. which markets and develops advanced radiation sensors for use by medical, homeland security, defense and other industries. We believe that this business combination will enable us to combine offerings of fuel cell and radiation detector products in order to provide power for remote and continuous sensor applications. No additional agreements have been entered into since the letter of intent.

Going Concern - The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of our Company as a going concern. Since our inception, we have reported net losses, including losses of approximately  $2.9 million during the nine months ended June 30, 2011 and  $5.2 million for our fiscal year ended September 30, 2010. We expect losses to continue in the near future as we grow and redeploy our operations. At June 30, 2011, we have a working capital deficit of  $5.1 million and an accumulated deficit of  $56.4 million. Net cash used by operating activities approximated  $560,000 during the nine months ended June 30, 2011 and  $1.2 million for our fiscal year ended September 30, 2010. We have funded our operations through sales of our common stock, advances on stock subscriptions and short-term borrowings. In this regard, during the nine months ended June 30, 2011, we raised approximately  $304,000 in advances on stock subscriptions,  $171,000 through the issuance of debentures, and  $127,000 in funding from Series A Preferred Stock (“Series A”) issued. Subsequent to June 30, 2011 we received  $25,000 through an issuance of a debenture and approximately  $50,000 from an investor in advance for equity or for debt investment.

Investment funds received have not been sufficient to continue to support certain operating activities, which led to postponement in the deployment of our business strategy and the scaling back of research and development activities during the fiscal year ended September 30, 2010. We continue to work with reduced staffing while we focus on raising capital and engaging prospective customers. Without additional funding, our cash is estimated to support our operations only into August 2011. These factors, and those of the preceding paragraph, raise substantial doubt about our ability to continue as a going concern.

We require additional financing to execute our business strategy and to satisfy our near-term working capital requirements. Our operating expenses will consume a material amount of our cash resources. Our management intends to raise additional financing to fund future operations and to provide additional working capital to further fund our growth. We are actively seeking to raise additional capital through the sale of shares of our capital stock. If management deems necessary, we might also seek additional funds through borrowings. There is no assurance that such financing will be obtained in sufficient amounts necessary or on terms favorable or on terms acceptable to us to meet our needs. In the event that we cannot obtain additional funds, on a timely basis or our operations do not generate sufficient cash flow, we may be forced to curtail our development or cease our activities.

The accompanying condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty.

Basis of Preparation and significant Accounting Policies

Basis of preparation of interim financial statements - The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and note disclosures required by U.S. generally accepted accounting principles for complete financial statements. The accompanying unaudited financial information should be read in conjunction with the audited consolidated financial statements, including the notes thereto, as of and for the fiscal year ended September 30, 2010, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission. The information furnished in this report reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of our consolidated financial position, results of operations and cash flows for each period presented. The results of operations for the interim period ended June 30, 2011 are not necessarily indicative of the results for any future period.

Use of estimates in the preparation of financial statements - Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The more significant accounting estimates inherent in the preparation of our condensed consolidated financial statements include estimates as to the valuation of our equity related instruments.

Contingencies - Certain conditions may exist as of the date financial statements are issued, which may result in a loss but which will only be resolved when one or more future events occur or not occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to pending legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates that it is probable that a liability has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in our financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable would be disclosed.

Fair value of financial instruments - We measure our financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and cash equivalents, notes receivable, accounts payable, notes payable, and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Net loss per share - Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Common stock equivalents are excluded as the effect would be anti-dilutive due to our net losses. The following numbers of shares have been excluded from net loss per share computations:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010
Convertible Series A Preferred Stock	9,472,340	-	9,472,340	-
Convertible debt	44,965,670	351,337	44,965,670	351,337
Common stock options	21,282,543	5,308,680	21,282,543	5,308,680
Common stock purchase warrants	5,481,119	1,012,774	5,481,119	1,012,774

The convertible debt in this table does not include convertible debt where the price may be calculated using future market prices for our common stock.

Notes Payable Fairvalue Disclosure1	3 Months Ended
Jun. 30, 2011
Notes Payable Fairvalue Disclosure1 [Abstract]
Notes Payable Fairvalue Disclosure1 [Text Block]

Note 2. Notes Payable

2007 Notes payable - In November 2007, we received net proceeds of  $465,000 and issued to CAMHZN Master LDC (the “Lender”) a  $500,000 12% convertible secured promissory note (the “Note Agreement”), which was amended to mature in September 2008. We entered into an amended loan agreement, whereby the Lender agreed to forbear from exercising any remedies available under the loan documents or applicable law through March 2009, and in exchange, we agreed to pay a fee of  $567,000 which was added to the principal balance of the loan and payable in cash or stock at our discretion. Since entering into the Note Agreement, we have issued approximately 764,000 shares of our common stock as payments under the agreement. In addition, ,we released to the Lender in 2009 1,635,000 shares of Company common stock held by the Lender as collateral shares valued at  $327,000 based on the closing price of our common stock on the release date, which we recorded as a partial payment of the fee. On July 22, 2010, we entered into an agreement with the Lender pursuant to which we agreed to issue 240,000 shares of our common stock to the Lender. In exchange, the Lender agreed to (i) limit the number of shares of our common stock that it would sell; (ii) return any excess shares after sales proceeds received equal the unpaid principal and accrued and unpaid interest due under the Note Agreement; and (iii) rescind for a minimum of thirty days from the date of the agreement the notice of default delivered to us in March 2010. In March 2010 and February 2011, we received letters from the Lender stating that we were in default on the outstanding note. We are contesting the default notices and are disputing the validity of, among other things, the fee which was added to the note balance, and treatment of release of shares as a reduction of the fee. In May and in July 2011, we issued notices to the Lender that we believe that, under the terms of the Note Agreement and New York State law and given total payments made to the Lender through the issuance of our common stock, we have repaid the Note Agreement in full. Included in our condensed consolidated balance sheet as of June 30, 2011 is a note payable of  $740,000 and accrued interest of  $539,000. We have not reflected any change to previous accounting treatment for the transactions given the uncertainty regarding the ultimate resolution of these matters. To the extent new facts become known or ultimate settlement occurs, the impact of the change will be reflected in the consolidated financial statements at that time.

2008 Notes Payable - In 2008, we entered into an agreement with one of our vendors, whereby the accounts payable balance owed was converted to an unsecured note payable, due in eight equal payments of  $12,500 beginning in August 2008. As described in Note 3, in December 2010, the note payable totaling  $87,000 was settled in full by the issuance of approximately 6,945,000 shares of our common stock.

2009 Notes Payable - In February 2009, we entered into a Securities Purchase Agreement (with amendments, the “Agreement”) with each of Agile Opportunity Fund, LLC and Capitoline Advisors Inc. (the “Investors”) pursuant to which we subsequently received funding through the issuance of promissory notes (the “Notes”) totaling approximately  $1.1 million and an aggregate purchase price of  $920,000, with a maturity date of August 12, 2009 and prepaid interest at the rate of 18% per annum. The Notes are convertible into shares of our common stock at a conversion price of  $3.33 per share, at the discretion of the note holder. The Notes are collateralized by a pledge of all our assets and, upon conversion, have certain piggyback registration rights. In October 2009, we entered into an amendment to the Agreement whereby we issued 10,000,000 shares of our common stock to be held as additional collateral for the Notes.

In April 2010, we received a letter from the Investors stating that we were in default under the Agreement and demanding payment of approximately  $1.4 million for principal and interest due under the Notes. In conjunction with the notice of default, the Investors foreclosed on 4,502,306 of the 10,000,000 shares, valued at  $991,000, of our common stock held as collateral and was applied against the principal of the Notes. In October 2010, the Investors foreclosed on an additional 1,600,000 shares valued at  $61,000 which has been applied against the principal of the Notes. The remaining 3,897,694 collateral shares, valued at  $43,000, were foreclosed on in January 2011. All shares released to the Investors were recorded based on the closing price of our common stock on the release date and have been applied against the balance of the Notes. In May and in July 2011, we issued notices to the Investors that we believe that, under the terms of the Notes and New York State law and given the payments made to the Investors through the issuance of our common stock, we have repaid the Notes in full. Included in our condensed consolidated balance sheet at June 30, 2011 are notes payable of  $61,000 and accrued interest of  $201,000. We have not reflected any change to previous accounting treatment for the transactions given the uncertainty regarding the ultimate resolution of these matters. To the extent new facts become known or ultimate settlement of the Notes occurs, the impact of the change will be reflected in the consolidated financial statements at that time.

February 2010 Notes Payable – In February 2010, we entered into an agreement with one of our professional service providers, whereby our accounts payable balance of  $141,000 owed was converted to a 6% note payable due June 1, 2010 (the “Note Payable”). As of June 30, 2011, the principal balance was  $136,000, accrued interest was  $11,000, and the amounts have not been paid.

June 2010 Note Payable - In June 2010, we entered into an advisory services agreement with Summit Trading Limited (“Summit”), whereby they will identify, introduce, engage, and compensate investor relations and/or public relations firms on our behalf. Under the terms of this agreement, as consideration for those services, we issued a non-interest bearing note payable (the “Summit Note”) in the amount of  $300,000 payable upon demand and recognized expense of  $300,000. In December 2010, we paid  $50,000 of the note payable by the issuance of shares of our common stock (see Note 3.) During the three months ended June 30, 2011, Summit assigned  $235,000 of the Summit Note to Southridge LLC for a purchase price in that amount leaving a balance  $15,000 of the Summit Note still held by Summit as of June 30, 2011.

During the three months ended June 30, 2011, we entered into agreements with Southridge LLC whereby portions of the Summit Note assigned to Southridge LLC totaling  $235,000 were amended (the “Amended Notes”). The Amended Notes are convertible into shares of our common stock at a conversion price equal to 70% of the average closing bid price of our Common Stock for the 5 trading days immediately prior to conversion. We have recorded the value of the beneficial conversion feature in the amount of  $137,000 which was recognized as interest expense in the three and nine months ended June 30, 2011. During the three months ended June 30, 2011,  $185,000 of the Amended Notes were converted into 22,032,914 shares of our common stock (Note 3) leaving a balance of  $50,000 of the Summit Note held by Southridge LLC as of June 30, 2011. Subsequent to June 30, 2011, the remaining  $50,000 balance of the Amended Notes was converted by Southridge LLC into 7,440,476 shares of our common stock.

Fiscal Year 2011 Convertible Debentures - In October and November 2010 and in January 2011, we issued 180 day debentures to an investor for total cash proceeds of  $60,000. The debentures bear interest at an annual rate of 8% with principal and interest convertible into our common shares at our option or the option of the investor. The debentures plus accrued interest are convertible by the investor at a price per share equal to the lower of fifty percent of the average of the three lowest closing bid prices of our common stock for the thirty trading days immediately prior to the date that we receive notice of conversion or fifty percent of the lowest traded price for the twenty days trading prior to the closing of the agreements. We are entitled, until payment in full of the debentures, to convert the debentures at a price per share equal to fifty percent of the closing bid price of the common stock on the date that we issue such notice of conversion. We have recorded the value of the beneficial conversion feature in the amount of  $60,000 as debt discount to be amortized to interest expense over the terms of the debentures with  $15,000 and  $60,000 amortized to interest expense during the three and nine months ended June 30, 2011, respectively. In April 2011, we received a notice to convert to common shares one of the debentures with a face value of  $10,000. We informed the note holder that we intend to redeem all the debentures in cash and paid the  $10,000 note and related interest in cash. We believe we have no further obligation on this note. In May and June 2011, we received notices to convert into our common stock debentures in the face amount of  $25,000. As of June 30, 2011, we had not honored that notice and debentures in the amount of approximately  $47,000, including accrued interest of approximately  $2,000, are past due.

In February 2011 and March 2011, we issued 180 day debentures to an investor for total cash proceeds of  $60,000. The debentures bear interest at an annual rate of 10% with principal and interest convertible into our common shares at the option of the investor. The February debenture agreement with a face value of  $30,000 provides for conversion into common shares at  $0.005 per share or 50% of the lowest trading price in the ninety days following February 10, 2011. In May 2011, that price was set at  $0.0035 per share. The March 2011 debenture, also with a face value of  $30,000, provides for conversion into common shares at a price equal to  $0.005 per share or 50% of the average closing price of our common stock for the five days prior to the date of the notice to convert. In June 2011, we issued a 180 day debenture to this investor for total cash proceeds of  $30,000. The debenture agreement provides for, at the investor’s sole discretion, the conversion of the debenture into common shares at (i) the price per share equal to fifty percent (50%) of  $0.01 or (ii) fifty percent (50%) of the lowest trading price of the Common Stock within the period ninety (90) days following the advancement date. Also in June 2011, we amended the March 2011 debenture with the same investor whereby the debenture was increased from  $30,000 to  $45,000 upon receipt of additional investment proceeds of  $15,000. This additional portion of this debenture provides for conversion into common shares at a price equal to  $0.0057 per share or 50% of the average closing price of our common stock for the five days prior to the date of the notice to convert. The amendment also extends the maturity date of the debenture to 180 days from the date of the amendment. For all the debentures and at the investor’s sole option, the entire principal amounts and all accrued interest, may be either paid to the investor on the maturity dates or be converted to our common shares as calculated under the terms of the specific agreements. We have recorded the value of the beneficial conversion feature of these debentures in the amount of  $105,000 as debt discount to be amortized to interest expense over the terms of the debentures with  $37,000 and  $48,000 amortized to interest expense during the three and nine months ended June 30, 2011, respectively. The remaining  $57,000 will be amortized over the remaining lives of the debentures. In July 2011, we entered into a second amendment to this debenture (Note 6.) As of June 30, 2011, interest of approximately  $2,000 has been accrued on these debentures.

Equity1	3 Months Ended
Jun. 30, 2011
Stockholders' Equity Note1 [Abstract]
Stockholders' Equity Note Disclosure1 [Text Block]

Note 3. Stockholders’ Equity

Preferred Stock - Our board of directors has the authority to designate and issue up to 5,000,000 shares of  $0.001 par value preferred stock in one or more series, and to fix and determine the relative economic rights and preferences of preferred shares any or all of which may be greater than the rights of our common stock, as well as the authority to issue such shares without further stockholder approval. As a result, our Board of Directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. Preferred stock is designated 2,500,000 shares to Series A and 1,000,000 to Series B.

In February 2011, we issued 2,312,727 shares of Series A Preferred Stock (“Series A”) at a purchase price of  $0.055 per share for net proceeds of  $127,200 to an investor under a Series A Securities Purchase Agreement. The Series A has no redemption rights. In addition, the Series A is convertible, at the discretion of our management, into 9,472,340 shares of our common stock. In addition, the holder of Series A preferred stock was authorized to vote together as a single class with the holders of our common stock with respect to the proposal to increase the authorized shares of our common stock filed as a preliminary consent solicitation with the SEC in February 2011. The Series A preferred stock holder was entitled to forty votes for each share of Series A with respect to such proposal.

In February 2011, we filed with the State of Nevada certificates of withdrawal for 4,996,500 and 3,500 shares of our preferred stock previously designated to Series A and Series B, respectively. Also in February, we filed a certificate of designation for 2,500,000 shares of Series A preferred stock.

In July 2011 we filed a certificate of designation for 1,000,000 shares of Series B preferred stock.( the “Series B”). Each share of Series B is entitled to interest at a simple interest rate of 6% per annum. The Series B is convertible, at the discretion of our management, into shares of our common stock, except that the holders of the Series B may elect to covert the Series B into Common Stock upon or after the resignation or termination of our CEO, Gerard C. D’Couto. The number of shares of Common Stock to be issued upon a conversion is calculated by (i) multiplying the number of Series B Preferred Stock being converted by the per share purchase price received by the Company for such Series B Preferred Stock, and then, multiplying such number by 130% and then dividing this calculated value by the average closing bid price of the Common Stock during the five (5) Trading Days prior to the date a notice to convert the Series A Preferred Stock into the Company’s Common Stock is delivered to the Company “Trading Day” means a day on which the OTCBB (or any of its successors) is open for trading, or by (ii) first, allocating the Series B proportionately according to the amounts by date of individual cash tranches received by the Company then, second, multiplying the number of Series B Preferred Stock being converted, identified by tranche, by the per share purchase price received by the Company for such Series B Preferred Stock, and then, multiplying such number or numbers by 130% and, finally, dividing the calculated value(s) by the average closing bid price of the Common Stock during the five (5) Trading Days prior to the date of the associated tranche or tranches. The holders of the Series B re entitled to vote with the Company’s Common Stock with the number of votes equal to the number of common shares available by conversion to the holders of the Series B. We have the right to redeem the Series B in cash at the face amount plus any accrued, but unpaid dividends.

During the nine months ended June 30, 2011, we received  $304,500 from Summit in advances toward equity purchases. We have recorded these advances as a liability as of June 30, 2011 which are included in Advances on Stock Subscriptions on the condensed consolidated balance sheet. In July 2011, we issued, under a Series B Preferred Stock Purchase Agreement, 322,904 shares of Series B to Summit at a price of  $1.00 per share for the  $304,500 advanced to us plus  $18,404 as payment of debt we owed to Summit.

Common Stock - We are authorized to issue up to 500 million shares of  $0.001 par value common stock. Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of our common stock. Subject to the rights of the holders of any class of our capital stock having any preference or priority over our common stock, the holders of shares of our common stock are entitled to receive dividends that are declared by our board of directors out of legally available funds. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in our net assets remaining after payment of liabilities, subject to prior rights of preferred stock, if any, then outstanding. Our common stock has no preemptive rights, conversion rights, redemption rights, or sinking fund provisions, and there are no dividends in arrears or in default. All shares of our common stock have equal distribution, liquidation and voting rights and have no preferences or exchange rights.

In February 2011, we filed with the Securities and Exchange Commission a preliminary consent solicitation to increase our authorized common stock from 80 million to 500 million shares. The final result of the vote regarding the authorized common stock increase was as follows:

  125,123,289 votes consenting to the authorized common stock increase proposal;
  9,930,338 votes withholding consent to the authorized common stock increase proposal; and
  286,392 votes abstaining.

The votes consenting to the authorized common stock increase equaled 73% of the voting power authorized to vote on the proposal. Accordingly, we filed the certificate of amendment to increase our authorized common stock from 80 million shares to 500 million shares of common stock on March 2, 2011, at which time approximately 54% of the Company’s voting power authorized to vote on the authorized common stock increase proposal had consented to such proposal.

During the three months ended June 30, 2011,  $185,000 of the Amended Notes (see Note 3) were converted into 22,032,914 shares of our common stock valued at  $395,000. This resulted in a loss on extinguishment of debt of  $210,000 which was recorded in the three and nine months ended June 30, 2011.

During the nine months ended June 30, 2011, we issued a total of 33,830,000 shares of our common stock, valued at  $618,000, to Summit and other investors in payment for certain of our outstanding debt balances purchased by the investors. The total face value of debt converted to common stock consisted of short-term notes payable of  $139,000 and  $168,000 of vendor accounts payable. This resulted in a loss on extinguishment of debt of  $311,000 which was recorded in the nine months ended June 30, 2011.

In October 2010 and January 2011, the Investors foreclosed on an additional 1,600,000 and 3,897,694 shares, respectively, and valued at  $61,000 and  $43,000, respectively. These amounts have been applied against the principal of the Notes (Note 2.)

In November 2010, we issued 2,000,000 shares of our common stock to an advisor, valued at  $92,000, for investment and public relations services.

Southridge Partners II, LP - On March 31, 2011, we entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Southridge Partners II, LP (“Southridge”), a limited partnership organized and existing under the laws of the State of Delaware. Pursuant to the Equity Purchase Agreement, Southridge shall commit to purchase up to ten million dollars ( $10,000,000) of our common stock over the course of twenty four (24) months commencing the effective date of the initial Registration Statement (as defined below) covering the Registrable Securities (as defined below). The put option price is ninety-four percent (94%) of the average of the two lowest closing bid prices of any two applicable trading days, consecutive or inconsecutive, during the five (5) trading day period commencing the date that a put notice is delivered to the Investor in a manner provided by the Equity Purchase Agreement. Although issuing shares of our Common Stock under the Equity Purchase Agreement could potentially cause shares to be issued above the number legally authorized, the risk of doing so would be mitigated since all put notices would be issued at our sole discretion.

The “Registrable Securities” include the put shares, any Blackout Shares (as defined in the Equity Purchase Agreement), and any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise. Pursuant to a Registration Rights Agreement entered into by the parties on March 31, 2011 (the “Registration Rights Agreement”), we are obligated to file a registration statement (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) to cover the Registrable Securities no later than thirty (30) days after the execution of the Equity Purchase Agreement. The amount of the Registrable Securities required to be included in the initial Registration Statement shall be no less than 100% of the maximum amount of common stock permitted by the SEC to be included in a Registration Statement pursuant to Rule 415 (the “Rule 415 Amount”) promulgated under the Securities Act of 1933, as amended (the “Act”), and shall file additional Registration Statement(s) to register additional Rule 415 Amounts until all the Registrable Securities are registered. As of June 30, 2011, no shares have been issued under this Equity Purchase Agreement.

Long Term Incentive Compensation Plan – Our Long Term Incentive Compensation Plan ("the Plan") was adopted in 2006 and amended in 2008. The Plan is to continue for a term of ten years from the date of its adoption. The Plan is administered by our board of directors. In October of 2010, our board of directors amended the plan to increase the authorized shares issuable under the Plan from 6,000,000 to 16,000,000. In April of 2011, our board of directors approved an amendment to the Plan to include consultants as plan participants and to increase the shares authorized under the plan from 16,000,000 to 25,000,000. Our stockholders have not yet approved the amendments. We have granted stock options under the plan to employees, members of our board of directors, and advisors and consultants. No options have been exercised. Options are exercisable for ten years from date of grant. The following table summarizes stock option activity during the nine months ended June 30, 2011:

		Weighted
		Average
	Options	Exercise
	Outstanding	Price
Outstanding at September 30, 2010 (3,113,115 exercisable options)	3,936,760	$0.120
Grants	17,552,358	0.015
Forfeitures	(187,169)	1.280
Cancellations	(19,406)	0.080
Exercised	-	-
Outstanding at June 30, 2011 (17,558,568 exercisable options)	21,282,543	$0.030

The weighted average remaining contractual lives of outstanding options at June 30, 2011 was 9.5 years. For exercisable options as of June 30, 2011, the weighted average contractual term was 9.5 years.

As of June 30, 2011, we had approximately  $78,000 of total unrecognized compensation cost related to non-vested stock-based awards granted under all equity compensation plans. Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures. We expect to recognize this cost in 2011 and 2012.

As of June 30, 2011, the aggregate intrinsic value of options outstanding, representing the excess of the closing market price of our common stock over the exercise price, is  $11,000.

We determine the value of share-based compensation using the Black-Scholes fair value option-pricing model with the following weighted average assumptions for options granted during the three and nine months ended June 30, 2011:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010
Risk free interest rate	2.2	2.2	1.9	2.2
Expected dividend yield	-	-	-	-
Volatility	209.3	225.9	211.8	226.0
Expected life in years	5.0	5.0	5.0	5.0

Share-based payments recognized as expense are as follows:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2011	2010	2011	2010
Common stock options	$127,304	$103,508	$350,517	$214,822
Common stock purchase warrants	49,926	41,374	81,891	143,513
Issuance of common stock	-	12,500	92,000	1,992,970

Total share based payments	$177,230	$157,382	$524,408	$2,351,305
Total share based payments were recorded as follows
Research and development expense	2,868	29,225	10,958	29,225
General and administrative expense	174,362	128,157	513,450	2,322,080
	$177,230	$157,382	$524,408	$2,351,305

In November 2010 and April 2011, we issued to employees an aggregate of 7,440,000 and 10,112,358 options, respectively, having an exercise price of  $0.023 and  $0.0089 per share, respectively, which was equal to the fair value of our common stock on the dates of grant.

Warrants – At June 30, 2011, there were warrants outstanding for the purchase of approximately 5,481,119 shares of our common stock at a weighted average exercise price of  $2.7 per share. 142,189 and 426,689 warrants expired during the three and nine months ended June 30, 2011, respectively. Warrants outstanding at June 30, 2011 expire at various dates from December 2011 to June 2021.

Employee Stock Purchase Plan - In 2008, we adopted an Employee Stock Purchase Plan, under which the number of shares of common stock that may be sold shall not exceed, in the aggregate, 900,000 shares. No shares have been purchased under this plan.

Commitment and Contingencies1	3 Months Ended
Jun. 30, 2011
Commitments and Contingencies Disclosure1 [Abstract]
Commitments and Contingencies Disclosure1 [Text Block]

Note 4. Commitments and Contingencies

Our offices and laboratory facilities are leased under a lease agreement which expired in 2009. We currently lease on a month-to-month basis and are negotiating a lease extension with the landlord. As of June 30, 2011, monthly minimum rental and related payments were approximately  $19,000 per month.

Pertaining to severance obligations and related costs in 2008, Paul Abramowitz, our former Chairman, President and Chief Executive Officer as an officer and director, has initiated a lawsuit against us in the Superior Court for the State of Washington alleging breach of contract in the amount of  $275,000, plus interest, and willful failure to pay wages for which double damages or twice the amount of the wages allegedly withheld are sought. We are disputing these claims and have filed counterclaims against Mr. Abramowitz for breach of fiduciary duties as a director and officer, conversion, and violation of state and federal securities laws. While we have not made any payments and contest that any payment is due under our agreements with the former officer, included in accounts payable at June 30, 2011 and September 30, 2010, is  $314,000, which was recognized as expense in 2008. In connection with the Abramowitz lawsuit, our former director, James Smith, has filed a cross-complaint against us for breach of contract and unpaid wages related to Mr. Smith’s past service on our board of directors. Smith has also made a claim for indemnification for the defense of the Abramowitz action, which was granted by the Court. The amount of this claim has not been determined and no amounts have been recorded for this contingency in these condensed consolidated financial statements. As of the date of this report, we are participating in court ordered mediation. In the event that no settlement is reached, the case will go to trial.

As disclosed in Note 2, we have received from the Lender a notice of default on the Note Agreement. We are aggressively pursuing resolution with the Lender in this matter. In May and July 2011, we issued notices to the Lender that we believe that, under the terms of the Note Agreement and New York State law, and given the payments made to the Lender through the issuance of our common stock, we have repaid the notes in full.

As disclosed in Note 2, we have received from the Investors a notice of default on the Agreement. We are aggressively pursuing resolution with the Investors in this matter. In May and July 2011, we issued notices to the Investors that we believe that, under the terms of the Agreement and New York State law, and given the payments made to the Investors through the issuance of our common stock, we have repaid the notes in full.

In July 2009, we entered into an agreement with Optimus Capital Partners, LLC (“Optimus”) whereby Optimus committed to purchase from us at our sole discretion, shares of our preferred stock through July 2010. We issued tranche notices requesting funds under the terms of the agreement with Optimus, but Optimus did not honor the notices. No shares were issued as no funds were received upon notices issued and the agreement has expired. In May 2010, we received a notice from Optimus alleging the firm was entitled to fees of  $500,000 pertaining to the agreement. We dispute this claim and will defend our rights vigorously. No amounts have been recorded for this contingency in these condensed consolidated financial statements.

We are subject to various legal proceedings and claims that arise in the ordinary course of business. Our management currently believes that resolution of such legal matters will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.

Compensation Related Costs, Retirement Benefits1	3 Months Ended
Jun. 30, 2011
Deferred Compensation Arrangements [Abstract]
Deferred Compensation Arrangement with Individual Disclosure, Postretirement Benefits [Table Text Block]

Note 5. Deferred Salaries Executive Officers

In response to our working capital limitations, we have deferred the payments of salaries payable to our Chief Executive Officer and our Chief Financial Officer. In our condensed consolidated balance sheets at June 30, 2011 and September 30, 2010, we have recorded balances of approximately  $320,000 and  $158,000, respectively, included in accrued expenses and other liabilities pertaining to these deferred payments.

Receivables, Loans, Notes Receivable, and Others1	3 Months Ended
Jun. 30, 2011
Receivables [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]

Note 6. Note Receivable

We have an unsecured note receivable from Exigent Security Products, Inc. in the amount of  $35,000 and bearing interest at 10% per annum, compounded monthly. All principal and interest is due June 2012.

Subsequent Events1	3 Months Ended
Jun. 30, 2011
Subsequent Events1 [Abstract]
Subsequent Events1 [Text Block]

Note 7. Subsequent Events

In July 2011, we entered into a second amendment to a March 2011 debenture an investor (see Note 2) whereby we increased the face value of the debenture from  $45,000 to  $70,000 upon receipt additional investment proceeds of  $25,000. The second amendment also extends the maturity date of the debenture to 180 days from the date of the second amendment. This debenture provides for conversion of the additional investment into common shares at a price equal to  $0.00405 per share or 50% of the average closing price of our common stock for the five days prior to the date of the notice to convert.

In July 2011 we filed with the State of Nevada a certificate of designation for 1,000,000 shares of Series B preferred stock.

Subsequent to June 30, 2011, the remaining  $50,000 balance of the Amended Notes was converted by Southridge LLC into 7,440,476 shares of our common stock.

In July 2011, we issued, under a Series B Preferred Stock Purchase Agreement, 322,904 shares of Series B to Summit at a price of  $1.00 per share (Note3).

Subsequent to June 30, 2011 we received approximately  $50,000 from an investor in advance for equity or for debt investment.